UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           CHECK THE APPROPRIATE BOX:

                      |X| Preliminary Information Statement

        |_| Confidential, for Use of the Commission Only (as permitted by
                                Rule 14c-5(d)2))

                      |_| Definitive Information Statement

                           ELECTRONIC GAME CARD, INC.
                  (Name of Registrant As Specified in Charter)

                PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)

                               |X| No fee required

                |_| Fee computed on table below per Exchange Act
                            Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined)

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.

(3) Filing Party:

(4) Date Filed:

                                    COPY TO:
                            L. Stephen Albright, Esq.
                          17337 Ventura Blvd., Ste. 208
                                Encino, CA 91316
               Telephone: (818) 789-0779 Facsimile: (818) 784-0205

Dear Fellow Stockholder:

The purpose of this Information Statement is to inform you that as of March 22, 2005, via written consent, the Board of Directors of Electronic Game Card, Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation (the "Amendment") to create and establish a series of preferred stock of the Company in connection with a private placement (the "Private Placement") of the Company's convertible promissory notes (the "Notes"). The Board authorized 10,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 ("Series A Preferred Stock"), in accordance with the form of Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the "Certificate of Designations") attached to this Information Statement as Annex A.

The holders of 13,248,825 shares of the Company's common stock (the "Common Stock"), or approximately 52% of the issued and outstanding shares of Common Stock as of March 15, 2005 executed written consents approving the Amendment. Pursuant to the provisions of the Nevada General Corporation Law and the Company's Articles of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders of the Company. Such written consents assure that the Amendment will occur without your vote. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who did not sign written consents at least twenty (20) days prior to the effective date of the action. This notice, which is being sent to all holders of record as of March __, 2006, is intended to serve as such notice under Nevada law and as the information statement required by the Exchange Act.

The date of this Information Statement is April __, 2006. This Information Statement will be mailed on or about April __, 2006.

                     WE ARE NOT ASKING YOU FOR A PROXY, AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

Lee Cole
Chief Executive Officer

                                  INTRODUCTION

As of March 22, 2005, via written consent, the Board of Directors of Electronic Game Card, Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation (the "Amendment") to create and establish a series of preferred stock of the Company in connection with a private placement (the "Private Placement") of the Company's convertible promissory notes. The Board authorized 10,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 ("Series A Preferred Stock"), in accordance with the form of Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the "Certificate of Designations") attached hereto as Annex A.

The holders of 13,248,825 shares of the Company's common stock (the "Common Stock"), or approximately 52% of the issued and outstanding shares of Common Stock as of March 15, 2005 executed written consents approving the Amendment. As of the close of business on March 15, 2005, Company records indicated that 25,468,439 shares of its Common Stock were issued and outstanding. As of October 30, 2005, the Company had 25,325,928 shares issued and outstanding.

This Information Statement is being mailed on or about April __, 2006 to holders of record of Common Stock at the close of business on March __, 2006, pursuant to Section 14(c) of the Exchange Act and Regulation 14C promulgated thereunder. Pursuant to federal securities laws, the Amendment will not be effective until twenty (20) days following the mailing of this Information Statement or shortly thereafter.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.       Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.       What will I receive if the Amendment is completed?

A. Nothing. The Amendment will only modify the Company's Articles of Incorporation.

Q.       When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing of the Certificate of Designations and the Amendment with the Nevada Secretary of State. A copy of the form of Amendment is attached to this Information Statement as Annex B. We expect to file the Certificate of Designations and the Amendment with the Nevada Secretary of State twenty (20) days after this Information Statement has been sent to you or shortly thereafter.

Q.       Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q.       What do I need to do now?

A. Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.       Whom can I call with questions?

A. If you have any questions about the Amendment, please contact John Bentley at 646-723-8936.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

As of March 22, 2005, by written consent, our Board of Directors, believing it to be in the best interest of the Company and its stockholders, approved the Amendment. A copy of the form of Amendment is attached hereto as Annex B and incorporated herein by reference. The authorization of 10,000,000 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") will allow the Company to fulfill the terms of a private placement of securities (the "Private Placement") to accredited investors as disclosed in the Current Reports on Form 8-K filed on March 31, 2005 and April 11, 2005. The Company sold a total of $8,666,000 of Convertible Promissory Notes (the "Notes") in the Private Placement. Under the terms of the Private Placement, each $48,000 principal amount of a Note purchased automatically converts initially into 32,000 shares of Series A Preferred Stock or, if the investor chooses, directly into 32,000 shares of the Company's Common Stock. This equates to an initial conversion price of $1.50 per share of Common Stock. Investors were also issued warrants (the "Investor Warrants") to purchase one share of Series A Preferred Stock, or Common Stock if they choose, for every two shares of Series A Preferred Stock issuable upon conversion of the Notes.

Ultimately, the Company could issue a maximum of approximately 9,143,732 shares of Common Stock in connection with the Private Placement. This amount represents the number of shares of Common Stock issuable upon conversion of all of the Notes either into Series A Preferred Stock or Common Stock and the conversion of all shares of Series A Preferred Stock into Common Stock, the number of shares of Common Stock issuable upon the exercise of the Investor Warrants and the number of shares of Common Stock issuable upon the exercise by the placement agents of warrants granted to them in the Private Placement.

Both the Series A Preferred Stock and the Investor Warrants contain anti-dilution provisions which could affect the actual number of shares issuable upon conversion of the Series A Preferred Stock and exercise of the Investor Warrants. In the event of any (a) subdivision of the outstanding shares of Common Stock into a larger number of shares, (b) combination of the outstanding shares of Common Stock into a smaller number of shares, (c) issuance of additional shares of Common Stock as a dividend or distribution, (d) capital reorganization or reclassification of the capital stock of the Company, (e) exchange or conversion of the Common Stock for or into securities of another entity, (f) consolidation or merger of the Company with or into any other entity or (g) sale, lease or conveyance of all or substantially all of the assets of the Company, then in each such instance the conversion price of the Series A Preferred Stock and the exercise price of the Investor Warrants shall be adjusted as if the Series A Preferred Stock had been converted and the Investor Warrants exercised immediately prior to the occurrence of any of such events. For example, if the Company declared a two for one stock split, then the conversion price of the Series A Preferred Stock and the exercise price of the Investor Warrants would be divided by two and the number of shares issuable upon such conversion or exercise would be multiplied by two, so that both the economic effect to the Company and the holders of the Series A Preferred Stock and the Investor Warrants, as well as the dilutive effect to the existing stockholders of the Company, would be the same after giving effect to the stock split. The Series A Preferred Stock and the Investor Warrants also contain anti-dilution provisions in the event of the issuance of additional shares of Common Stock for no consideration or for a consideration per share less than the conversion price of the Series A Preferred Stock and the exercise price of the Investor Warrants. In such event, the conversion price and the exercise price would be reduced to a price equal to the quotient obtained by dividing (a) an amount equal to (i) the total number of shares outstanding multiplied by the conversion price plus (ii) the consideration received from the new issuance by
(b) the total number of shares outstanding immediately after such new issuance. For example, if the Company issued 10,000,000 shares of Common Stock at a price of $1.00 per share at a time when the conversion price of the Series A Preferred Stock was $1.50 per share and there were 20,000,000 shares of Common Stock outstanding, the conversion price would be the adjusted downward to $1.33 per share (20,000,000 x $1.50 plus $10,000,000 divided by 30,000,000), thus resulting in a larger number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock into Common Stock. In the event the conversion price was $1.33 per share, the Company would issue 10,313,480 shares. This would be the quotient of the following equation. 9,143,732 (maximum number of shares issue able as noted above) at $1.50 per share totals $13,715,598. $13,715,598 in proceeds divided by a $1.33 conversion price per share equals 10,312,480 shares.

AUTHORIZE 10,000,000 SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK OF THE COMPANY. The Company's Articles of Incorporation currently authorize the Company to issue 100,000,000 shares of Common Stock but does not authorize the Company to issue any preferred stock. Upon the effectiveness of the Amendment, the Board of Directors of the Company will be entitled to issue up to 10,000,000 shares of Series A Preferred Stock with such rights, preferences, limitations and restrictions as described in the Certificate of Designations, with no further authorization by stockholders required for the creation and issuance thereof. In accordance with the provisions of the Nevada General Corporation Law, the Board of Directors of the Company has the express authority to execute, acknowledge and file a certificate of designations setting forth any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the Preferred Stock. The Board of Directors believes it to be in the best interest of the Company to amend its Articles of Incorporation.

Upon the issuance of the shares of Series A Preferred Stock in accordance with the terms of the Private Placement, there will then be a class of securities outstanding with rights and preferences, including dividends and liquidation, ranking senior and prior to the existing holders of the Company's Common Stock. In the event of a liquidation, bankruptcy or dissolution of the Company, the holders of the Series A Preferred Stock would be entitled to receive the original issue price of their shares before any distribution of assets is made to the existing Common Stock holders. The holders of the Series A Preferred Stock also have certain protective provisions which require the Company to obtain their consent before purchasing, repurchasing or redeeming any of the shares of the existing Common Stock holders. Finally, the holders of the Series A Preferred Stock have voting rights together with the existing Common Stock holders, which has the effect of diluting the voting power of such existing Common Stock holders.

APPROVAL BY STOCKHOLDERS. As of March 15, 2005, the Company had 25,468,439 shares of its Common Stock issued and outstanding. As of such date, the holders of 13,248,825 shares of Common Stock, or approximately 52% of the issued and outstanding shares of Common Stock, approved the Amendment and the creation of 10,000,000 shares of Series A Preferred Stock to be issued in connection with the Private Placement. The Series A Preferred Stock has the powers, designations, preferences, rights, qualifications, limitations and restrictions as specified in the Certificate of Designations attached hereto as Annex A. The full text of the Amendment is attached hereto as Annex B. Pursuant to the provisions of Nevada law and the Company's Articles of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders. Pursuant to the rules and regulations promulgated by the SEC under the Exchange Act, an information statement must be sent at least twenty (20) days prior to the effective date of the action to the holders of voting stock who did not sign written consents. This Information Statement, which is being sent to all holders of record as of March 15, 2005, is intended to serve as such notice under Nevada law and as the information statement required by the Exchange Act.

The Company anticipates that the Amendment will be effective twenty (20) days after the mailing of this Information Statement; that is, it will be effective on approximately April __, 2006 or shortly thereafter.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE AMENDMENT OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT BUT RATHER AN INFORMATION STATEMENT DESIGNED TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND TO INFORM YOU THAT THE AMENDMENT WILL OCCUR.

                            DESCRIPTION OF SECURITIES

COMMON STOCK

NUMBER OF AUTHORIZED AND OUTSTANDING SHARES. The Company's Articles of Incorporation authorize the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 25,468,439 shares were outstanding on March 15, 2005. As of October 30, 2005, the Company had 25,325,928 shares issued and outstanding. All of the outstanding shares of Common Stock are fully paid and non-assessable.

VOTING RIGHTS. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

OTHER. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

TRANSFER AGENT. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent for its Common Stock is Liberty Transfer Co., 274B New York Avenue, Huntington, New York 11743 Attn: Lisa Conger.

PREFERRED STOCK

NUMBER OF AUTHORIZED SHARES. After adoption of the Amendment, the Company's Articles of Incorporation will authorize the issuance of 10,000,000 shares of Series A Convertible Preferred Stock, par value $0.00l per share, with such rights, preferences, limitations and restrictions as described in the Certificate of Designations, with no further authorization by stockholders required for the creation and issuance thereof. The material terms of the Series A Convertible Preferred Stock ("Series A") include: (i) Holders of the Series A shall be entitled to receive cumulative dividends when and as such are declared and legally paid by the Company out of funds legally available for same, in preference to any dividend on the Common Stock. Series A dividends shall be at the rate of 6% of the Liquidation Amount per annum, payable, at the

Company's sole discretion, in cash or in additional shares of Series A Preferred Stock (which shall be valued for such purpose at the Liquidation Amount per share). The holders of the Series A Preferred Stock shall also be entitled to participate on a pro rata basis in any dividends paid on the Common Stock on an as-converted basis; (ii) each share of Series A Preferred Stock shall be convertible into a number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock") equal to the applicable Liquidation Amount (as defined in Section 5 of the Certificate of Designation) divided by the then applicable Conversion Price (as defined herein) upon the earlier to occur of (i) the election of the holder to convert (an "Optional Conversion"), in whole or in part, at any time, or from time to time, commencing with date of the issuance of such share of Series A (the "Issuance Date") or (ii) the earliest to occur of the following dates (an "Automatic Conversion"): (A) the date upon which both
(x) the average of the Market Price (as defined herein) for a share of Common Stock for a period of at least thirty consecutive Trading Days (as defined herein) exceeds Three Hundred Per Cent (300%) of the then-applicable Conversion Price and (y) the average of the trading volume for the Common Stock during such period exceeds One Hundred Thousand (100,000) shares per day (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) shares per Trading Day; (B) upon the affirmative vote of the holders of a majority of the then outstanding shares of Series A; or (C) immediately prior to the closing of an underwritten public offering of shares of Common Stock of the Company with an aggregate value of not less than $15 million for a price per share of not less than three (3) times the then-applicable Conversion Price of the Series A (in each case before deduction of underwriters commissions and expenses) (a "Qualified IPO"); (iii) Holders of shares of Series A Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock are convertible on all matters to be voted on by the stockholders. Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class. Holders of Series A Preferred Stock also have the right to vote as a separate class on certain extraordinary corporate actions specified in the Certificate of Designations; (iv) there are no redemption or sinking fund provisions, or any classification of the Board or an impact on the Board related to the Series A shares; (v) upon a voluntary or involuntary liquidation, before any distribution of assets shall be made to the holders of Junior Securities, the holder of each share of Series A then outstanding shall be paid out of the assets of the Company legally available for distribution to its stockholders an amount per share equal to the "Liquidation Amount." For purposes of a Liquidation, the "Liquidation Amount" shall mean the original issue price per share of the Series A Preferred Stock ($1.50 per share, as adjusted for stock splits, dividends, combinations or other recapitalization of the Series A Preferred Stock) plus any declared but unpaid dividends (the "Liquidation Preference"), provided that, if the holders of Series A would be entitled to receive an amount greater (on an as-converted-into-Common-Stock basis) than the Liquidation Preference, such amount calculated on such as-converted basis, shall be the Liquidation Preference per share. Upon the completion of the distribution required by this subsection, and any other distribution to any other class or series of Senior Securities, if assets remain in the Company, the remaining assets of the Company available for distribution to stockholders shall be distributed among the holders of shares of any other series of preferred stock in accordance with their respective terms, then to the holders of Common Stock pro rata based on the number of shares of the Common Stock actually outstanding and held by holders of shares of Common Stock. Also, if the Available Assets are insufficient to pay the holders of Series A the full amount of the Liquidation Amount, the holders of Series A Preferred Stock, in the aggregate, will share ratably in the distribution of the Available Assets in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full; (vi) no preemption rights, special calls or assessments are associated with the Series A shares; (vii) the Company has not imposed any restrictions on alienability of the Series A shares, except as required by applicable law and there are no provisions discriminating against existing or prospective holders of securities as a result of such holder owning a substantial amount of securities, again except as required by law. Shares of Series A Preferred Stock will be registered on the books of the Company. The Company currently anticipates that the Series A Preferred Stock will not be registered with the SEC. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.

VOTING RIGHTS. Holders of shares of Series A Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock are convertible on all matters to be voted on by the stockholders. Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class. Holders of Series A Preferred Stock also have the right to vote as a separate class on certain extraordinary corporate actions specified in the Certificate of Designations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 15, 2005 by (i) each person who is known by the Company to beneficially own 5% or more of the Common Stock, (ii) each director or executive officer of the Company, and (iii) all directors and executive officers of the Company as a group.


------------------------------------------- --------------------- --------------------------
   NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL         CURRENT PERCENTAGE OF
                                             OWNERSHIP OF STOCK         OWNERSHIP (1)
------------------------------------------- --------------------- --------------------------
Scientific Games International, Inc.             2,171,594                  8.53%
1500 Bluegrass Lakes Parkway
Alpharetta, GA  30004
------------------------------------------- --------------------- --------------------------
John Bentley (2)
Savannah House, 11-12 Charles II Street
London, SW1Y 4QU                                 2,050,001                  8.05%
UK
------------------------------------------- --------------------- --------------------------




------------------------------------------- --------------------- --------------------------
Henrietta McNally
Fountain House, Park Street
Mayfair W1K 7HG London                           1,937,791                  7.60%
UK
------------------------------------------- --------------------- --------------------------
Yana Consultants Ltd
P.O. Box 3175 Road Town                          1,537,500                  5.73%
Tortola, BVI
------------------------------------------- --------------------- --------------------------
Linden Boyne (3)
Savannah House, 11-12 Charles II Street
London, SW1Y 4QU                                  300,000*                   .01%
UK
------------------------------------------- --------------------- --------------------------
Lee Cole (4)
712 Fifth Avenue, 19th Floor                             0                     0
New York, NY  10019
------------------------------------------- --------------------- --------------------------
All Officers and Directors as a group            2,350,001                  9.23%
------------------------------------------- --------------------- --------------------------

* Consists of options to purchase 300,000 shares of Common Stock that are exercisable within 60 days of March 15, 2005.

(1) Based on a total of 25,468,439 shares of Common Stock issued and outstanding as of March 15, 2005. In accordance with SEC rules, each person's percentage interest is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on March 15, 2005 plus (b) the number of shares such person has the right to acquire within sixty (60) days of March 15, 2005.

(2) John Bentley resigned as the Company's Chief Executive Officer, President and a Director effective January 31, 2006.

(3) Linden Boyne is Chief Financial Officer, Secretary, Treasurer and a Director of the Company.

(4) Lee Cole is a Director of the Company and on January 31, 2006, Mr. Cole assumed the positions of Chief Executive Officer and President of the Company.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon herein. All directors of the Company approved the Amendment by unanimous written consent as of March 22, 2005, and no director has informed the Company in writing that he intends to oppose any action to be taken by the Company in connection with the Amendment.

                              FINANCIAL INFORMATION

The Company's most recent audited financial statements, which are found in the Company's report on Form 10-KSB/A for the year ended December 31, 2005, as well as the Company's must recent unaudited financial statements found in the Company's report on Form 10-QSB/A for the quarter ended September 30, 2005, are incorporated herein by this reference. Copies of each of these two reports are being delivered to the shareholders along with this Information Statement.

                       ADDITIONAL INFORMATION AND MATERIAL

Additional detailed information regarding the Company, including financial statements, and the Private Placement, is included in the Company's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004, the Company's report on Forms 10-QSB/A and copies of the Company's current Reports on Forms 8-K filed with the Commission on March 31, 2005 and April 11, 2005, which are being delivered with this Information Statement. Copies of the 10-KSB/A for the year ended December 31, 2005, as well as the Company's most recent unaudited financial statements found in the Company's report on Form 10-QSB/A for the quarter ended September 30, 2005, are incorporated herein by this reference. These are the only documents that are being incorporated by reference and copies of each are being delivered herewith.

OTHER INFORMATION. Should you require other or further information regarding the Company (other than the documents delivered herewith), they are available without charge, to any person to whom a copy of this Information Statement has been delivered upon written or oral request to Lee Cole, Chief Executive Officer, 712 Fifth Avenue, 19th floor, New York, New York 10019-4108, Telephone:
646-723-8936. These documents will be sent by first class mail or other equally prompt means within one business day of receipt of such request. These documents, as well as all the Company's prior filings with the SEC are also available on the SEC's EDGAR database at www.sec.gov.

                                     ANNEX A

                                     FORM OF

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                           ELECTRONIC GAME CARD, INC.

                      (Pursuant to Nevada Revised Statutes)

Electronic Game Card, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby certifies that, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the Articles of Incorporation of the Company (the "Articles of Incorporation"), as amended, the following resolution was adopted as of March 22, 2005 by the Board pursuant to the applicable Nevada Revised Statutes:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles of Incorporation, as amended, there shall be created a series of Preferred Stock, $0.001 par value, which series shall have the following designations and number thereof, powers, preferences, rights, qualifications, limitations and restrictions:

1. Designation and Number of Shares. There shall hereby be created and established a series of Preferred Stock designated as "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). The authorized number of shares of Series A Preferred Stock shall be 10,000,000 shares; provided, that whatever number of shares of Series A Preferred Stock is not issued and sold in the offering of Series A Preferred Stock being undertaken contemporaneously with the creation of the Series A Preferred Stock shall be cancelled, retired and eliminated by the Company from the shares of Series A Preferred Stock which the Company shall be authorized to issue other than for any shares of Series A Preferred Stock which the Company may choose to retain as authorized shares for purposes of payment of interest on the Company's convertible promissory notes outstanding as of the date hereof which were convertible into the Series A Preferred Stock, and dividends due and payable from time to time on the outstanding shares of Series A Preferred Stock, if any. Any such shares of Series A Preferred Stock so cancelled, retired and eliminated shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series A Preferred Stock provided that no such redesignated or reissued shares can be Senior Preferred unless authorized pursuant to Section 9 hereof.

2. Conversion.

(a) Right to Convert. Each share of Series A Preferred Stock shall be convertible into a number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock") equal to the applicable Liquidation Amount (as defined in Section 5 hereof) divided by the then applicable Conversion Price (as defined herein) upon the earlier to occur of (i) the election of the holder to convert (an "Optional Conversion"), in whole or in part, at any time, or from time to time, commencing with date of the issuance of such share of Series A Preferred Stock (the "Issuance Date") or (ii) the earliest to occur of the following dates (an "Automatic Conversion"): (A) the date upon which both (x) the average of the Market Price (as defined herein) for a share of Common Stock for a period of at least thirty consecutive Trading Days (as defined herein) exceeds Three Hundred Per Cent (300%) of the then-applicable Conversion Price and (y) the average of the trading volume for the Common Stock during such period exceeds One Hundred Thousand (100,000) shares per day (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events) shares per Trading Day; (B) upon the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock; or (C) immediately prior to the closing of an underwritten public offering of shares of Common Stock of the Company with an aggregate value of not less than $15 million for a price per share of not less than three (3) times the then-applicable Conversion Price of the Series A Preferred Stock (in each case before deduction of underwriters commissions and expenses) (a "Qualified IPO"). The Company will furnish written notice to holders as promptly as practicable following any Automatic Conversion and, in any event, within ten (10) business days thereafter.

(b) As used herein, "Market Price" means, with respect to any applicable security as of any applicable date, (i) the last closing trade price of such security on whichever national securities exchange or trading market (including, without limitation, the Nasdaq and the OTC Bulletin Board) is the principal trading market where such security is listed by the Company for trading (the "Principal Market"), as reported by Bloomberg, or (ii) if the Principal Market should operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to the commencement of extended trading hours on the applicable date, but in no event later than 4:30:00 p.m., New York local time, as reported by Bloomberg, or (iii) if no last trade price is reported for such security by Bloomberg, the average of the bid prices, on the one hand, and the ask prices, on the other hand, of all market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). The applicable trading market for such calculation, whether it is the Principal Market or the "pink sheets", is hereafter referred to as the "Trading Market". The Company shall make all determinations pursuant to this paragraph in good faith. In the absence of any available public quotations for the Common Stock, the Board shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

As used herein, "Trading Day" means a day on which the principal Trading Market with respect to the Common Stock is open for the transaction of business.

(c) Effecting a Conversion. Immediately upon the occurrence of an Automatic Conversion, each holder's shares of Series A Preferred Stock, shall be deemed to have been converted into the applicable number of shares of the Company's Common Stock in accordance with the then applicable Conversion Price, and certificates evidencing such shares of Common Stock shall be issued to such holder within five business days after receipt of the applicable certificates evidencing such holder's shares of Series A Preferred Stock, together with other customary documentation (including delivery instructions). The holder shall effect any Optional Conversion by surrendering the certificate or certificates representing the shares of Series A Preferred Stock to be converted to the Company, together with written notice of its election to convert and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued (a "Stockholder Conversion Notice"). Each Stockholder Conversion Notice shall specify the number of shares of Series A Preferred Stock to be converted and the date on which such conversion is to be effected, which date may be neither prior to, nor more than 10 days after, the date the holder delivers such Stockholder Conversion Notice. If no conversion date is specified in a Stockholder Conversion Notice, the conversion date shall be the date that the Stockholder Conversion Notice is delivered. Each Stockholder Conversion Notice, once given, shall be irrevocable. A holder of Series A Preferred Stock may only convert shares of Series A Preferred Stock in blocks equal to not less than the lesser of (i) the number of shares of Series A Preferred Stock, convertible into 15,000 shares of Common Stock and (ii) all shares of Series A Preferred Stock then held by the stockholder. If the holder is converting less than all shares of Series A Preferred Stock represented by the certificate or certificates tendered by the holder with the Stockholder Conversion Notice, the Company shall convert the number of shares of Series A Preferred Stock so specified and shall promptly deliver (but not more than fifteen business days later) to such holder a certificate for such number of shares as have not been converted. Upon an Automatic Conversion, the Company shall notify each holder thereof and each holder shall surrender the certificate or certificates representing all of the shares of Series A Preferred Stock owned by such holder and each holder of shares of Series A Preferred Stock shall be deemed to be the holder of record of the Common Stock issued upon such Automatic Conversion. All fractional shares resulting from the conversion of the Series A Preferred Stock shall be rounded up to the next highest whole share. All certificates representing shares of Series A Preferred Stock surrendered for conversion shall be delivered to the Company for cancellation and canceled by it. As promptly as practicable (but no more than ten business days) after the surrender of any shares of Series A Preferred Stock, the Company shall (subject to compliance with the applicable provisions of federal and state securities laws) deliver to the holder of such shares so surrendered certificate(s) representing the number of fully paid and nonassessable shares of Common Stock into which such shares are entitled to be converted. Upon a conversion, any accrued and unpaid dividends shall be paid either in cash, to the extent funds are legally available therefor, or shares of Common Stock valued at the Market Price, in the sole discretion of the Company.

(d) Conversion Price. The initial conversion price per share of the Series A Preferred Stock (the "Conversion Price"), shall be equal to One Dollar and Fifty Cents ($1.50) per share of Common Stock into which such number of share of Series A Preferred Stock is convertible, subject to adjustment as provided in
Section 3.

(e) Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series A Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Series A Preferred Stock pursuant to this clause, not less than such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and freely tradeable.

If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holders of such Series A Preferred Stock, the Company will take such corporate action necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(f) Issue Taxes. The Company shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares of Series A Preferred Stock specifies that the shares of Common Stock to be issued on Automatic Conversion are to be issued in a name or names other than the name or names in which such Series A Preferred Stock stand or the names of affiliates of the initial holder of such shares, then the Company shall not be required to pay any additional transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Company or the transfer agent for the Series A Preferred Stock, as applicable, at the time of Automatic Conversion of the Series A Preferred Stock, as applicable, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the Series A Preferred Stock, as applicable, were registered, despite the instructions to the contrary.

3. Adjustment of Conversion Price.

(a) Definition of Additional Stock. For purposes of this Section 3, "Additional Shares of Common Stock" includes all shares of Common Stock issued by the Company after the Issuance Date, other than the following securities, and the securities which may be converted or exercised, directly or indirectly, into the following securities:

(i) The Shares of Series A Preferred Stock, or the Shares of Common Stock issued upon conversion of shares of Series A Preferred Stock;

(ii) (a) Shares of Common Stock issuable or issued to the Company's employees, officers, directors or consultants pursuant to a stock option plan or restricted stock plan approved by the Board or (b) securities and options, warrants and other rights to purchase securities issued to financial institutions or lessors in connections with commercial credit agreements, equipment financings or similar transactions; provided, that the aggregate of shares of Common Stock issued pursuant to clauses (a) and (b), calculated on a fully-diluted basis as converted or exercised into Common Stock, in excess of 20% of the Company's shares of Common Stock outstanding at any time shall be deemed to be Additional Shares of Common Stock;

(iii) Shares of Common Stock issued or issuable pursuant to subsection 3(d) below;

(iv) Shares of Common Stock or Preferred Stock issuable upon exercise of options, warrants or upon conversion of convertible securities or other rights outstanding as of the Issuance Date; and options, warrants, and other convertible securities or rights issued in connection with the sale by the Company of the Series A Preferred Stock or the Permitted Preferred Stock, if any; and

(v) Securities and options, warrants and other rights to purchase securities issued to other corporations, persons or entities in connection with acquisitions, mergers or similar business combinations, partnership arrangements, strategic alliances, licensing arrangements or similar non-capital raising transactions approved by the Board, including within this exception securities and options, warrants and rights to purchase securities issued to raise capital provided that the use of proceeds is to consummate such non-capital raising transactions.

The number and kind of securities issuable upon the conversion of the Series A Preferred Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

(b) Subdivision or Combination of Shares. In the event that the Company shall at any time or from time to time, prior to conversion of shares of Series A Preferred Stock (x) subdivide the outstanding shares of Common Stock into a larger number of shares or (y) combine the outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series A Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 3(b) shall become effective retroactively in the case of any such subdivision or combination, to the close of business on the day upon which such corporate action becomes effective.

(c) Stock Dividends. In case Additional Shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend is declared), the Conversion Price shall be reduced, as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Company shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(d) Recapitalization or Reclassification of Common Stock. In case of any (i) capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Company, or (ii) exchange or conversion of the Common Stock for or into securities of another corporation or other entity, or (iii) consolidation or merger of the Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or any issuance of Additional Shares of Common Stock) or (iv) sale, lease or other conveyance of all or substantially all of the assets of the Company, then in each instance referred to in the preceding clauses (i) through (iv), the Board and the person formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires (by sale, lease or other conveyance) such assets, as the case may be, shall make provision such that the Series A Preferred Stock shall thereafter be convertible for the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification, consolidation, merger, sale, lease or other conveyance, as the case may be, by a holder of shares of Common Stock equal to the number of shares of Common Stock underlying the Series A Preferred Stock, as applicable, issuable upon the conversion of the Series A Preferred Stock immediately prior to the effective date of such capital reorganization, reclassification, merger, consolidation, sale, lease or other conveyance and, in each instance referred to in the preceding clauses (i) through (iv) (each, a "Transaction"), appropriate adjustment (as reasonably determined in good faith by the Board) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of shares underlying the Series A Preferred Stock) shall thereafter be applicable, as near as reasonably may be, in relation to any such shares of stock or other securities or other property thereafter deliverable upon conversion of the Series A Preferred Stock. The Company shall not enter into any Transaction unless effective provision shall be made so as to give effect to the provisions set forth in this subsection (d).

The Company shall not effect any transaction described in this subsection 3(d) unless (i) it first gives twenty (20) days' prior written notice of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the holders of Series A Preferred Stock shall be entitled to convert the Series A Preferred Stock) and
(ii) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of this subsection 3(d). The provisions of this subsection 3(d) shall similarly apply to successive consolidations, reorganizations, reclassifications, exchanges, conversions, mergers, sales, leases and other conveyances.

(e) Issuance of Stock at Less than Conversion Price. If the Company shall issue any Additional Shares of Common Stock after the Issuance Date (other than as provided in the foregoing subsections 3(b) through 3(d)), for no consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price equal to the quotient obtained by dividing:
(i) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (y) the Aggregate Consideration Received (as such term is defined in subsection 3(g)(v)) or deemed to be received by the Company upon such issuance or sale, by

(ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

(f) Issuance of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Company, at any time or from time to time after the Issuance Date, shall issue any options, warrants or rights to purchase Common Stock (collectively, "Options") or securities that, by their terms, directly or indirectly, are convertible into or exchangeable for shares of Common Stock ("Convertible Securities") (in each case other than those securities excluded, pursuant to Section 3, from the definition of "Additional Shares of Common Stock") or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, in each case other than those securities excluded, pursuant to Section 3, from the definition of "Additional Shares of Common Stock", then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued under this Certificate as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(i) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities and, upon the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding;

(ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause (B) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

(iii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed to reflect such decrease or increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause (C) shall have the effect of decreasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

(g) Other Provisions Applicable to Adjustment Under this Section 3. The following provisions shall be applicable to the adjustments in the Conversion Price as provided in this Section 3.

(i) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

(ii) Other Action Affecting Common Stock. If the Company shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 3(b) through 3(f) hereof, inclusive, which would have an inequitable effect on the holders of the Series A Preferred Stock, then the Conversion Price shall be adjusted in such manner and at such times as the Board on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

(iii) Minimum Adjustment. No adjustment of the Conversion Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

(iv) Certain Adjustments. The Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

(v) Determination of Consideration.

(A) For purposes of subsection 3(e), the "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Corporation under subsection 3(e), into the Aggregate Consideration Received, or deemed to have been received, by the Company under this subsection 3(e), for the issue of such Additional Shares of Common Stock

(B) For purposes of this Subsection 3(f), the Aggregate Consideration Received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property: Such consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company and excluding amounts paid or payable for accrued interest or accrued dividends;

(2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

(B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 3(f)(ii), relating to Options and Convertible Securities, shall be determined by dividing

(1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(i) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

(j) Notices of Adjustments. Whenever the Conversion Price is adjusted as herein provided, the Chief Financial Officer (or other senior executive officer in the absence of such person) of the Company shall, in good faith, compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to each record holder of the Series A Preferred Stock.

4. Ranking.

The Series A Preferred Stock shall rank, as to dividends, rights upon liquidation, dissolution or winding up, senior and prior to (i) the Common Stock and (ii) each other class or series of capital stock of the Company hereafter created which does not expressly rank pari passu with or senior to the Series A Preferred Stock, as applicable, except as otherwise approved by the affirmative vote or consent of the holders of a majority of the outstanding shares of Series A Preferred Stock pursuant to Section 9 hereof. (All equity securities of the

Company to which the Series A Preferred Stock ranks senior to, whether with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities," all equity securities of the Company to which the Series A Preferred Stock ranks on a parity with, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, are collectively referred to herein as "Parity Securities" and all equity securities of the Company to which the Series A Preferred Stock ranks junior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise are collectively referred to herein as "Senior Securities").

5. Liquidation Rights.

(a) Liquidation Preference. Upon a voluntary or involuntary liquidation, under applicable bankruptcy or reorganization legislation, or dissolution or winding up of the Company (each a "Liquidation"), before any distribution of assets shall be made to the holders of Junior Securities, the holder of each share of Series A Preferred Stock then outstanding shall be paid out of the assets of the Company legally available for distribution to its stockholders (the "Available Assets") an amount per share equal to the "Liquidation Amount." For purposes of a Liquidation, the "Liquidation Amount" shall mean the original issue price per share of the Series A Preferred Stock ($1.50 per share, as adjusted for stock splits, dividends, combinations or other recapitalization of the Series A Preferred Stock) plus any declared but unpaid dividends (the "Liquidation Preference"). Notwithstanding the foregoing, if the holders of Series A Preferred would be entitled to receive on an as-converted-into-Common-Stock basis an amount greater than the Liquidation Preference as defined above, such amount, calculated on such as-converted basis, shall instead be the Liquidation Preference per share. Upon the completion of the distribution required by this subsection 5(a), and any other distribution to any other class or series of Senior Securities, if assets remain in the Company, the remaining assets of the Company available for distribution to stockholders shall be distributed among the holders of shares of any other series of preferred stock in accordance with their respective terms, then to the holders of Common Stock pro rata based on the number of shares of the Common Stock actually outstanding and held by holders of shares of Common Stock.

(b) Priority. If the Available Assets are insufficient to pay the holders of Series A Preferred Stock the full amount of the Liquidation Amount, the holders of Series A Preferred Stock, in the aggregate, will share ratably in the distribution of the Available Assets in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

(c) Notice. The Company will send a written notice of a Liquidation to the holders of record of the Series A Preferred Stock, stating a payment date, the Liquidation Amount and the place where the Liquidation Amount will be paid, using any of the following delivery methods: (i) in person; (ii) mailed by certified or registered mail, return receipt requested; or (iii) sent by national courier, not less than 25 days prior to the payment date stated therein. The notice will be addressed to each holder at its address as shown by the records of the Company.

6. Appraisal. If a majority in interest of the holders of the Series A Preferred Stock reasonably disagrees with any of the Board's determinations referred to in
Section 2,  Section 3 or Section 5 above  (each,  a  "Determination"),  then the
Company and a majority in interest of such holders (the "Series A Representative") shall use good faith efforts to mutually agree upon the designation of a single Qualified Appraiser (as defined below) within seven (7) business days of such event requiring a Determination. The date of such event requiring a Determination shall be referred to as the "Determination Date." If such a single Qualified Appraiser is designated, that person shall make a Determination. If the Company and the Series A Representative do not so agree upon the designation of a single Qualified Appraiser within such period, then within five (5) business days following the end of such period, each of the Company and the Series A Representative by written notice to the other shall designate a Qualified Appraiser (or if any party fails to select a Qualified Appraiser within the time period specified, the person selected by the other party shall be the Qualified Appraiser) and the two Qualified Appraisers so designated shall within ten (10) business days of their designation jointly designate a third Qualified Appraiser and solely such third Qualified Appraiser so designated shall independently make a Determination. If there is only a single Qualified Appraiser, the fees and expenses of the Qualified Appraiser shall be paid equally by the Company and the Series A Representative. If three Qualified Appraisers are appointed, the Company shall pay the fees and expenses of the Qualified Appraiser which it appoints, the Series A Representative shall pay the fees and expenses of the Qualified Appraiser which it appoints, and the fees and expenses of the third Qualified Appraiser shall be shared equally by the Company and the Series A Representative. The designated Qualified Appraiser shall make the Determination not later than ten (10) business days following the Determination Date. The Determination made by the Qualified Appraiser shall be final, conclusive and binding on the parties hereto. None of the Qualified Appraisers shall be affiliated with any of the Company, the Series A Representative or another Qualified Appraiser. For the purposes of this Agreement, "Qualified Appraiser" shall mean an individual who is engaged on a regular basis (although not necessarily full time) in valuing securities or arrangements similar to this Agreement, as the case may be, and may include (but shall not be limited to) professional business appraisers, investment bankers or accountants.

7. Dividends.

Holders of the Series A Preferred shall be entitled to receive cumulative dividends when and as the same are declared and legally paid by the Company out of funds legally available therefore in preference to any dividend on the Common Stock. The aforesaid dividend shall be at the rate of 6% of the Liquidation Amount per annum, payable, at the Company's sole discretion, in cash or in additional shares of Series A Preferred Stock (which shall be valued for such purpose at the Liquidation Amount per share). The holders of the Series A Preferred Stock shall also be entitled to participate on a pro rata basis in any dividends paid on the Common Stock on an as-converted basis.

8. Voting Rights.

Each holder of outstanding shares of Series A Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held of record by such holder are convertible as of the applicable record date at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law and by the provisions of Section 9 below, the holders of shares of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

Notwithstanding the above, the Company shall provide each holder of Series A Preferred Stock with prior written notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). In the event of any undertaking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or twenty (20) days prior to the consummation of any transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

To the extent that under the Nevada Revised Statutes ("NRS") the vote of the holders of the Series A Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock, voting together in the aggregate and not in separate series unless required under the NRS, represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Stock (except as otherwise may be required under the NRS), voting together in the aggregate and not in separate series unless required under the NRS, shall constitute the approval of such action by the class or by both series, as applicable. To the extent that under the NRS holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall entitle the holder thereof to cast that a number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible using the record date for determining the stockholders of the Company eligible to vote on such matters as the date as of which the Conversion Price is calculated. Holders of the Series A Preferred Stock shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Company's bylaws and the NRS).

9. Protective Provisions. So long as the shares of Series A Preferred Stock are outstanding, the Company shall not, take, approve or otherwise ratify any of the following actions without the consent of at least a majority of the aggregate of the then outstanding shares of Series A Preferred Stock, voting as a separate series:

(a) authorize, issue or agree to authorize or issue any new class or series of Senior Securities or Parity Securities or securities or rights of any kind convertible into or exercisable or exchangeable for any such Senior Securities or Parity Securities, or offer, sell or issue any Senior Securities or Parity Securities or securities or rights of any kind convertible into or exercisable or exchangeable for any such Senior Securities or Parity Securities;

(b) purchase, repurchase or redeem shares of (i) Common Stock, (ii) securities or rights of any kind convertible into or exercisable or exchangeable for Common Stock or (iii) other securities of the Company, (except in the case of a termination of an employee, at which the Company may repurchase or redeem such shares of Common Stock at cost and pursuant to any agreement under which such shares of Common Stock were issued);


(c) increase the authorized number of shares of Series A Preferred Stock (other than for the payment of dividends on the Series A Preferred Stock); or

(d) amend (by merger, consolidation or otherwise) the Articles of Incorporation or Bylaws of the Company or alter or change the rights, preferences or privileges of the Series A Preferred Stock or any Parity Securities or Senior Securities in each case so as to affect adversely the rights, preferences or privileges of the Series A Preferred Stock.

10. No Reissuance of Series A Preferred Stock.

No outstanding share or shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares of Series A Preferred Stock shall be cancelled, retired and eliminated from the shares of Series A Preferred Stock which the Company shall be authorized to issue. Any such shares of Series A Preferred Stock acquired by the Company shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series A Preferred Stock provided that no such redesignated or reissued shares can be Senior Preferred unless authorized pursuant to Section 9 hereof.

11. Registered Holders.

A holder of Series A Preferred Stock registered on the Company's stock transfer books as the owner of shares of Series A Preferred Stock shall be treated as the owner of such shares for all purposes. All notices and all payments required to be mailed to a holder of shares of Series A Preferred Stock shall be mailed to such holder's registered address on the Company's stock transfer books, and all dividends and redemption payments to a holder of Series A Preferred Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at such holder's registered address on the Company's stock transfer books.

12. Certain Remedies.

Any registered holder of shares of Series A Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Designations and to enforce specifically the terms and provisions of this Certificate of Designations in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

13. Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

14. Severability of Provisions.

If any right, preference or limitation of the Series A Preferred Stock set forth herein (as may be amended) from time to time is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such right, preference or limitation (including, without limitation, the dividend rate) shall be enforced to the maximum extent permitted by law and all other rights, preferences and limitations set forth herein (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Company, has executed this Certificate of Designations this ___ day of _____________, 2006.

                           ELECTRONIC GAME CARD, INC.


                           BY: /S/ LEE COLE
                           ------------------------------
                           NAME:  LEE COLEY
                           TITLE: CHIEF EXECUTIVE OFFICER

                                     ANNEX B

                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                           ELECTRONIC GAME CARD, INC.

ELECTRONIC GAME CARD, INC. a corporation organized and existing under and by virtue of the Nevada General Corporation Law, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by written consent, adopted the following resolution:

RESOLVED, that the Articles of Incorporation be amended by changing the first sentence of the first paragraph of ARTICLE IV so that, as amended, said sentence shall be and read as follows:

"The Corporation shall have authority to issue an aggregate of 110,000,000 shares of capital stock, of which 10,000,000 shares shall be Series A convertible preferred stock, par value $0.001 (the "Series A Preferred Stock"), and 100,000,000 shares shall be common stock, par value $0.001 (the "Common Stock").

SECOND: That said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consents dated as of March 15, 2005 given in accordance with the provisions of the Nevada General Corporation Law.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the Nevada General Corporation Law.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to Articles of Incorporation to be signed by its Chief Executive Officer this ___ day of _________, 2006.

Lee Cole
Chief Executive Officer